EXHIBIT 10.15


[*] -- Certain information omitted and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.

                                 THIRD AMENDMENT
                              TO PURCHASE AGREEMENT

THIRD AMENDMENT (this "Amendment"), dated and effective as of the 8th day of September, 1998 (the "Effective Date"), to the PURCHASE AGREEMENT dated September 6, 1996 , as amended by the FIRST AMENDMENT dated April 22, 1997 and by the SECOND AMENDMENT dated December 9, 1997 (as thus amended, the "Purchase Agreement" or "Agreement"), between CREE RESEARCH, INC. ("Seller"), a corporation organized under the laws of the State of North Carolina, the United States of America, and SIEMENS AKTIENGESELLSCHAFT ("Purchaser"), a corporation organized under the laws of the Federal Republic of Germany. As used in this Amendment, capitalized terms not defined herein which are defined in the Purchase Agreement shall have the meaning defined in the Purchase Agreement.

In consideration of the mutual provisions below the parties hereby agree as follows:

1. The first "Whereas" clause of the Purchase Agreement is amended by adding the phrase "and silicon carbide (SiC) wafers" immediately after "LED's in die form". The second "Whereas" clause of the Purchase Agreement is amended by adding the phrase "and SiC wafers" immediately after "LED die products". The third "Whereas" clause of the Purchase Agreement is amended by adding the phrase "and wafers" immediately after "such LED's".

2.    Section 1.2(d) of the Purchase Agreement is amended to read as follows:
      "'Products' mean LED chips and silicon carbide substrates which conform to the applicable Product Specifications. Products supplied under this Agreement will be 'GaN LEDs,' '[*] LEDs' and 'SiC Wafers' as described in
      Schedule 3. 'GaN LEDs' means LED die incorporating gallium nitride materials and a conductive buffer layer on SIC Wafers. '[*] LEDs' means LED die incorporating [ * ] and a conductive buffer layer on SIC Wafers. 'SiC Wafers' mean silicon carbide substrates."

3. The Purchase Agreement is amended by replacing First Amended Schedule 1 and Supplement No. 1 to Schedule 1 in their entirety with the Second Amended Schedule 1 annexed hereto.

4. The Purchase Agreement is amended by replacing First Amended Schedule 2 and Supplement No. 1 to Schedule 2 in their entirety with the Second Amended Schedule 2 annexed hereto.

5. The Purchase Agreement is amended by replacing the Second Amended Schedule 3 in its entirety with the Third Amended Schedule 3 annexed hereto.

6.    Second Amended Schedule 1, Second Amended Schedule 2 and Third Amended
      Schedule 3 shall apply to all Products scheduled to be shipped on and after June 29, 1998 and, with respect to such products, supersedes the respective Schedules of the Purchase Agreement as previously amended. The Purchase Agreement, as previously amended, shall govern the prices and other terms applicable to Products scheduled to be shipped prior to June 29, 1998; such prices are final and no adjustment is made by this Amendment. The Purchase Agreement, as amended hereby, supersedes Article 7 of the Development, License and Supply Agreement between the parties dated October 25, 1995 with respect to all Products purchased or to be purchased under this Purchase Agreement.

7. Seller and Purchaser will continue to work to improve the ESD sensitivity of the LED Products with the goal developing a mutually acceptable improvement with a minimum RAET rating of [ * ] (as measured using the RAET method described in the Product Specifications contained in Third Amended Schedule 3).

8. Except as amended hereby, the terms and conditions of the Purchase Agreement shall continue in effect.

IN WITNESS WHEREOF, the parties, through their respective duly authorized officers, have executed this Amendment to be effective as of the Effective Date set out in the preamble hereto.

CREE RESEARCH, INC.                 SIEMENS AKTIENGESELLSCHAFT



By     /s/ F. Neal Hunter           By   /s/ R. Mueller
     -------------------------           ---------------------------------------
     F. Neal Hunter, President           R. Mueller, President, Opto
                                         Semiconductors

Date    9/8/98                      Date       9/16/98
     -------------------------           ---------------------------------------


                                    By   /s/ C. Hagen
                                         ---------------------------------------
                                         C. Hagen, Vice President-Finance &
                                         Admin.

                                    Date      9/16/98
                                         ---------------------------------------

                            SECOND AMENDED Schedule 1

                         Quantity and Shipment Schedule

A.    Quantity Commitment.

      1. During the period commencing [ * ] and ending [ * ] Purchaser will purchase from Seller the quantities of each Product type shown below:

            GaN LEDs             [ * ]
            [ * ] LEDs           [ * ]
            SiC Wafers           [ * ]

            Purchaser may submit orders for additional Product quantities to be delivered during such period. Subject to available capacity and mutual agreement as to the applicable terms and conditions, Seller will use all commercially reasonable efforts to supply such additional quantities.

      2. If and to the extent the quantity of [ * ] LEDs Purchaser requires for the manufacture of LED products during the period from [ * ] through [ * ] is less than [ * ] and subject to Paragraph (B)(1) below, Purchaser may elect to purchase GaN LEDs in lieu of [ * ] LEDs, at the prices stated for GaN LEDs under this Agreement, provided that Purchaser gives Seller written notice of such election at least ninety (90) days in advance of the scheduled shipping date.

B.    Shipment Schedule.

      1. The shipment schedule for units to be shipped under this Schedule during the period ending [ * ] is as follows:

            ------------------------------------------------------------------
                                       Quarterly (13-Week) Period Ending
                                   -------------------------------------------
                   Product*           [ * ]      [ * ]     [ * ]     [ * ]
            =============================================---------------------
            GaN LED die (in K)      [ * ] **     [ * ]     [ * ]     [ * ]
            ------------------------------------------------------------------
            ------------------------------------------------------------------
            [ * ] LED die (in K)      [ * ]      [ * ]   [ * ] *** [ * ] ***
            ------------------------------------------------------------------
            ------------------------------------------------------------------
            SiC Wafers                [ * ]      [ * ]     [ * ]     [ * ]
            ------------------------------------------------------------------

            *  As described in Third Amended Schedule 3.
            **  [ * ]  was included in [ * ] shipments.
            *** Seller acknowledges that Purchaser's customers have not yet qualified any [ * ] LEDs manufactured by Seller. Purchaser will use all reasonable efforts to obtain such qualification in order that its volume requirements for the periods noted equal or exceed the quantities listed above. In the event Purchaser is unable to obtain such qualification, it may elect to purchase GaN LEDs in lieu of [ * ] LEDs under the terms and conditions of Paragraph (A)(2).

      2. Subject to the provisions of this Agreement, unless otherwise mutually agreed the quarterly amounts shown above will be shipped in three approximately equal shipments on the last day of the fourth, eighth and final week of each quarterly period, except that the [ * ] LEDs scheduled for delivery during the first quarterly period shall be shipped the last week of such period. Purchaser may without charge reschedule shipments of quantities of GaN LEDs shown above under the following terms:

            (a)   for quantities scheduled to be shipped more than twenty-four
                  (24) weeks following Seller's receipt of written notice from Purchaser requesting rescheduling, Purchaser may reschedule up to thirty percent (30%) of such quantity for up to ninety (90) days after the originally scheduled shipment date but not later than [ * ]; and

            (b) for quantities scheduled to be shipped more than twelve (12) weeks but within twenty-four (24) weeks following Seller's receipt of written notice from Purchaser requesting rescheduling, Purchaser may reschedule up to ten percent (10%) of such quantity for up to ninety (90) days after the originally scheduled shipment date but not later than [ * ].

            In all other cases Purchaser may reschedule shipments only with Seller's mutual written agreement. Purchaser's notice requesting rescheduling must specify the quantity to be deferred and the date on which shipment is to be made. Subject to the foregoing, a shipment may be rescheduled any number of times under this paragraph.

C.    Purchase Orders.

      1. Purchaser will submit written purchase orders evidencing its commitment to purchase Products under this Schedule prior to each scheduled shipment date. Purchase orders will specify the particular quantity of each Product type to be shipped. Prior to or concurrently with the execution of the amendment to which this
            Schedule is annexed, Purchaser has delivered or will deliver its purchase order to Seller for the quantities to be shipped during the first quarterly period shown in Paragraph (B)(1) above. All other purchase orders must be received at least forty-five (45) days prior to the calendar quarter in which shipment is scheduled.

      2. Such purchase orders may be submitted through Purchaser's offices in Regensburg, Germany, or through any other Siemens Semiconductor location authorized by Purchaser. In the event Purchaser requests delivery of shipments to a Siemens Semiconductor location other than Regensburg, Germany, Purchaser's personnel at such location shall be authorized to act on Purchaser's behalf with respect to scheduling and acceptance of shipments and other matters relating thereto. The terms and conditions of this Agreement shall govern the purchase of Products hereunder notwithstanding any contrary provisions of any purchase order, order acknowledgment or other similar document issued by either party. Purchase orders issued under this Agreement are intended as an administrative convenience and, in the case of [ * ] Products, to specify the selection of such Products, but the obligation to purchase Products under this Agreement is not conditioned upon issuance of a purchase order.

                            SECOND AMENDED Schedule 2

                           Price and Payment Schedule


A.    Prices.

      1. Prices of Products purchased under Second Amended Schedule 1 shall be determined as follows, subject to Paragraph (A)(2) of this
            Schedule:

            GaN LEDs:

                   -------------------------------------------
                    Incremental Quantities   Unit Price (US$)
                   -------------------------------------------
                             [ * ]                [ * ]
                   -------------------------------------------
                   -------------------------------------------
                             [ * ]                [ * ]
                   -------------------------------------------
                   -------------------------------------------
                             [ * ]                [ * ]
                   -------------------------------------------
                   -------------------------------------------
                             [ * ]                [ * ]
                   -------------------------------------------

            [ * ] LEDs:

                   -------------------------------------------
                    Incremental Quantities   Unit Price (US$)
                   -------------------------------------------
                             [ * ]                [ * ]
                   -------------------------------------------
                   -------------------------------------------
                             [ * ]                [ * ]
                   -------------------------------------------
                   -------------------------------------------
                             [ * ]                [ * ]
                   -------------------------------------------

            SiC Wafers:

                   -------------------------------------------
                    Incremental Quantities   Unit Price (US$)
                   -------------------------------------------
                             [ * ]                [ * ]
                   -------------------------------------------
                   -------------------------------------------
                             [ * ]                [ * ]
                   -------------------------------------------
                   -------------------------------------------
                             [ * ]                [ * ]
                   -------------------------------------------
                   -------------------------------------------
                             [ * ]                [ * ]
                   -------------------------------------------

                   The reduction in per unit prices reflects Seller's
            expectation that it will improve manufacturing yields and reduce per unit cost

      2. Purchaser and Seller will share the risk of currency exchange rate fluctuations, as provided in this paragraph, for units shipped pursuant to Second Amended Schedule 1. The unit price for such shipments shall be adjusted by the applicable percentage below according to the value of the "DM-Dollar Exchange Rate" on the shipment date. For purposes of this paragraph, the "DM-Dollar Exchange Rate" means the average of the foreign exchange selling rates for German Marks per U.S. Dollar, as published in the Wall Street Journal during the thirty (30) calendar days preceding the date of shipment, for rates quoted in New York the preceding business day for trading among banks in amounts of $1 million or more.

             ---------------------------------------------------------------
                                                    Percentage Price
             DM-Dollar Exchange rate                Adjustment
             ---------------------------------------------------------------
             Equal to or greater than 2.0
             Equal to or greater than 1.9 and less
             than 2.0                                        [ * ]
             Greater than 1.6 and less than 1.9              [ * ]
             Equal to or less than 1.6 and greater           [ * ]
             than 1.5                                        [ * ]
             Equal to or less than 1.5                       [ * ]
             ---------------------------------------------------------------

B.    Payment Terms.

      Products will be invoiced upon shipment. Invoices shall be due and payable within twenty (20) days from the invoice date.

                            THIRD AMENDED Schedule 3

                             Product Specifications


A.    GaN LEDs.

      Product Specifications for GaN LEDs purchased under this Agreement are set forth in Attachment A hereto.

B.    [ * ] LEDs.

      Product Specifications for [ * ] LEDs purchased under this Agreement shall be Seller's published specifications applicable to such Products as and when the same are made generally available to Seller's customers, except that for purposes of this Agreement the minimum specifications shall be as follows:

      1. Brightness, forward voltage and dominant wavelength (measured in the same manner as specified for GaN LEDs in Attachment A):

            -------------------------------------------------------------------
                                                 Forward         Dominant
            Description       Brightness         Voltage        Wavelength
                         ------------------------------------
                           Typ.       Min.     Typ.   Max.
            -------------------------------------------------------------------
            Green          [ * ]     [ * ]    [ * ]   [ * ]        [ * ]
            -------------------------------------------------------------------
            -------------------------------------------------------------------
            Blue           [ * ]     [ * ]    [ * ]   [ * ]        [ * ]
            -------------------------------------------------------------------
            -------------------------------------------------------------------
            Signal Green   [ * ]     [ * ]    [ * ]   [ * ]        [ * ]
            -------------------------------------------------------------------
            -------------------------------------------------------------------
            "GM" Blue      [ * ]     [ * ]    [ * ]   [ * ]        [ * ]
            -------------------------------------------------------------------

      2. [ * ] LEDs shall have a minimum electrostatic discharge (ESD) threshold of [ * ] (HBM), as measured by the RAET method described in Note 2 to Attachment A. Seller shall use commercially reasonable efforts to improve the ESD resistivity of [ * ] LEDs to a target of [ * ] prior to [ * ] but gives no assurances such target will be achieved.

      3. [ * ] LEDs shall have the same physical size as Seller's GaN LED Products as described in Attachment A. Except as provided above in paragraph (A)(2), [ * ] LEDs will meet or exceed Seller's GaN LED Products with respect to reliability.

      4. Seller supplied engineering samples of [ * ] LEDs in July 1998 and will supply qualification samples of [ * ] LEDs in [ * ]. Such engineering samples are Confidential Information of Seller. Purchaser will use such samples solely for evaluation and will not disclose the samples to any third party without Seller's written consent.

      5. Seller acknowledges that Purchaser has a need for improved specifications for the [ * ] LEDs to meet market requirements. Seller agrees, so long as this Agreement remains in effect, to use all commercially reasonable efforts to improve the specifications of the [ * ] LEDs to those specifications found necessary to meet such market demand. Seller further acknowledges that Purchaser's desired target specification to meet such market demand is as follows:

             ------------------------------------------------------------------
                                                 Forward         Dominant
             Description      Brightness         Voltage        Wavelength
                          -----------------------------------
                            Typ.      Min.     Typ.   Max.
             ------------------------------------------------------------------
             Green         [ * ]     [ * ]    [ * ]   [ * ]        [ * ]
             ------------------------------------------------------------------
             ------------------------------------------------------------------
             Blue          [ * ]     [ * ]    [ * ]   [ * ]        [ * ]
             ------------------------------------------------------------------
             ------------------------------------------------------------------
             Signal Green  [ * ]     [ * ]    [ * ]   [ * ]        [ * ]
             ------------------------------------------------------------------
             ------------------------------------------------------------------
             "GM" Blue     [ * ]     [ * ]    [ * ]   [ * ]        [ * ]
             ------------------------------------------------------------------

C.    SiC Wafers.

      Product Specifications for SiC Wafers under this Agreement shall be those set forth in Attachment B to this Schedule, which are the specifications currently used by Seller for its own internal production of LED Products.

D.    Inspection Procedures.

      1. Seller will test and inspect all GaN LED and [ * ] LED Products in accordance with the quality assurance procedures described in Seller's document CPT-026 dated July 17, 1997 and will ship only units passing such procedures.

      2. Seller will test and inspect all SiC Wafer Products in accordance with the quality assurance procedures described in Seller's document CSP-012 dated March 31, 1998 and will ship only units passing such procedures.

                                                                    ATTACHMENT A

Information in attachment omitted in its entirety and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.

                                                                    ATTACHMENT B

Information in attachment omitted in its entirety and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.